UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

Recursion Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2024, Recursion Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the fourth quarter and fiscal year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On February 27, 2024, the Company released an updated investor presentation. The investor presentation will be used from time to time in meetings with investors. A copy of the presentation is attached hereto as Exhibit 99.2.

Also on February 27, 2024, the Company released a presentation made in connection with its L(earnings) call on February 27, 2024. A copy of the presentation is attached hereto as Exhibit 99.3.

The Company announces material information to its investors using filings with the Securities and Exchange Commission (the “SEC”), the investor relations page on the Company’s website, at https://ir.recursion.com/, press releases, public conference calls and webcasts. The Company uses these channels, as well as social media, to communicate with investors and the public about the Company, its products and services and other matters. Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

The information furnished pursuant to Item 2.02 (including Exhibit 99.1) and 7.01 (including Exhibits 99.2 and 99.3) on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Recursion Pharmaceuticals, Inc. dated February 27, 2024
99.2	Investor presentation of Recursion Pharmaceuticals, Inc. dated February 27, 2024
99.3	L(earnings) call presentation of Recursion Pharmaceuticals, Inc. dated February 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 27, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Michael Secora
Michael Secora
Chief Financial Officer